23A SBIC/Arbinet-the Exchange Exhibit 99.1

Name and Address of Reporting Person	Designated Reporter1	Statement for (month/day/year)	Deemed Execution Date, if any (month/day/ year)	Issuer Name, Ticker or Trading Symbol	Title of Security[1]	Title of Derivative Securities and Title and Amount of Securities Underlying Derivative Securities	Ownership Form: Direct (D) or Indirect (I)	Nature of Indirect Beneficial Ownership[1]	Disclaims Pecuniary Interest
J.P. Morgan Partners (23A SBIC Manager), Inc. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, New York 10020	J.P. Morgan Partners (23A SBIC), LP	June 15, 2005	N/A	Arbinet-the exchange, Inc. (“ARBX”)	See Table I Row 1	N/A	I	See Explanatory Note 2 below	No
JP Morgan SBIC, LLC c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas 40th Floor New York, New York 10020	J.P. Morgan Partners (23A SBIC), LP	June 15, 2005	N/A	Arbinet-the exchange, Inc. (“ARBX”)	See Table I Row 2	N/A	D	See Explanatory Note 3 below
J.P. Morgan SBIC Holdings, LLC c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, New York 10020	J.P. Morgan Partners (23A SBIC), LP	June 15, 2005	N/A	Arbinet-the exchange, Inc. (“ARBX”)	See Table I Row 2	N/A	I	See Explanatory Note 4 below	No
J.P. Morgan Capital, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, New York 10020	J.P. Morgan Partners (23A SBIC), LP	June 15, 2005	N/A	Arbinet-the exchange, Inc. (“ARBX”)	See Table I Row 2	N/A	I	See Explanatory Note 5 below	No
J.P. Morgan Capital Management Company, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, New York 10020	J.P. Morgan Partners (23A SBIC), LP	June 15, 2005	N/A	Arbinet-the exchange, Inc. (“ARBX”)	See Table I Row 2	N/A	I	See Explanatory Note 6 below	No
J.P. Morgan Capital Management Company, LLC c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, New York 10020	J.P. Morgan Partners (23A SBIC), LP	June 15, 2005	N/A	Arbinet-the exchange, Inc. (“ARBX”)	See Table I Row 2	N/A	I	See Explanatory Note 7 below	No

Sixty Wall Street SBIC Fund, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, New York 10020	J.P. Morgan Partners (23A SBIC), LP	June 15, 2005	N/A	Arbinet-the exchange, Inc. (“ARBX”)	See Table I Row 3	N/A	D	See Explanatory Note 8 below
Sixty Wall Street SBIC Corporation c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, New York 10020	J.P. Morgan Partners (23A SBIC), LP	June 15, 2005	N/A	Arbinet-the exchange, Inc. (“ARBX”)	See Table I Row 3	N/A	I	See Explanatory Note 9 below	No
Sixty Wall Street Fund, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, New York 10020	J.P. Morgan Partners (23A SBIC), LP	June 15, 2005	N/A	Arbinet-the exchange, Inc. (“ARBX”)	See Table I Row 3	N/A	I	See Explanatory Note 10 below	No
Sixty Wall Street Management Company, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, New York 10020	J.P. Morgan Partners (23A SBIC), LP	June 15, 2005	N/A	Arbinet-the exchange, Inc. (“ARBX”)	See Table I Row 3	N/A	I	See Explanatory Note 11 below	No
Sixty Wall Street Management Company, LLC c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, New York 10020	J.P. Morgan Partners (23A SBIC), LP	June 15, 2005	N/A	Arbinet-the Exchange, Inc. (“ARBX”)	See Table I Row 3	N/A	I	See Explanatory Note 12 below	No
J.P. Morgan Investment Partners, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, New York 10020	J.P. Morgan Partners (23A SBIC), LP	June 15, 2005	N/A	Arbinet-the exchange, Inc. (“ARBX”)	See Table I Rows 2-3	N/A	I	See Explanatory Note 13 below	No
JPMP Capital, LLC c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, New York 10020	J.P. Morgan Partners (23A SBIC), LP	June 15, 2005	N/A	Arbinet-the exchange, Inc. (“ARBX”)	Table I Rows 2-3	N/A	I	See Explanatory Note 14 below	No

Explanatory Note:

1)
The Designated Reporter is executing this report on behalf of all Reporting Persons, each of whom has authorized it to do so. Each of such Persons disclaims beneficial ownership of the securities to the extent it exceeds such Person’s pecuniary interest therein.

2)
The amounts shown represent the beneficial ownership of the Issuer's equity securities by J.P. Morgan Partners (23A SBIC), L.P., (“JPM 23A SBIC”), a portion of which may be deemed attributable to the Reporting Person because the Reporting Person is the general partner of JPM 23A SBIC. The actual pro rata portion of such beneficial ownership that may be deemed to be attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within JPM 23A SBIC.

3)	The amounts shown represent the beneficial ownership of the Issuer’s securities by J.P. Morgan SBIC, LLC (“JPM SBIC”).

4)
The amounts shown represent the beneficial ownership of the Issuer’s securities by JPM SBIC, a portion of which may be deemed attributable to the Reporting Person because the Reporting Person is the sole member of JPM SBIC. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting within JPM SBIC and within J.P. Morgan SBIC Holdings, LLC (“JPM Holdings”).

5)
The amounts shown represent the beneficial ownership of the Issuer’s securities by JPM SBIC, a portion of which may be deemed attributable to the Reporting Person because the Reporting Person is the sole member of JPM Holdings, the sole member of JPM SBIC. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within JPM SBIC and within JPM Holdings.

6)	The amounts shown represent the beneficial ownership of the Issuer’s equity securities by JPM SBIC, a portion of which may be deemed attributable to the Reporting Person because the Reporting Person is the general partner of J.P. Morgan Capital, L.P. (“JPM Capital”), the sole member of JPM Holdings, the sole member of JPM SBIC. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within JPM SBIC, within JPM Holdings, and within JPM Capital.

7)	The amounts shown represent the beneficial ownership of the Issuer’s securities by JPM SBIC, a portion of which may be deemed attributable to the Reporting Persons because the Reporting Person is the general partner of J.P. Morgan Capital Management Company, L.P. (“JPM Management”), the general partner of JPM Capital, the sole member of JPM Holdings, the sole member of JPM SBIC. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within JPM SBIC, within JPM SBIC Holdings, within JPM Capital, and within JPM Management.

8)	The amount shown represents the beneficial ownership of the Issuer’s securities by Sixty Wall Street SBIC Fund, L.P. (“Sixty WSF SBIC”).

9)	The amount shown represents the beneficial ownership of the Issuer’s equity securities by Sixty WSF SBIC. The Reporting Person is the general partner of Sixty WSF SBIC, and a wholly owned subsidiary of Sixty Wall Street Fund, L.P (“Sixty WSF”). The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within Sixty WSF, within Sixty WSF SBIC and within Sixty WSF.

10)	The amounts shown represent the beneficial ownership of the Issuer’s securities by Sixty WSF SBIC, a portion of which may be deemed attributable to the Reporting Person because the Reporting Person is the parent of Sixty Wall Street Corporation (“Sixty WSC”), the general partner of Sixty WSF SBIC. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within Sixty WSF, within Sixty WSF SBIC and Sixty WSC.

11)	The amounts shown represent the beneficial ownership of the Issuer’s securities by Sixty WSF SBIC, a portion of which may be deemed attributable to the Reporting Person because the Reporting Person is the general partner of Sixty WSF, the parent of Sixty WSC, the general partner of Sixty WSF SBIC. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within Sixty WSF, within Sixty WSF SBIC and Sixty WSC.

12)	The amounts shown represent the beneficial ownership of the Issuer’s securities by Sixty WSF SBIC, a portion of which may be deemed attributable to the reporting person because the reporting person is the general partner of Sixty Wall Street Management Company, L.P. (“Sixty Management”), the general partner of Sixty WSF, the parent of Sixty WSC, the general partner of Sixty WSF SBIC. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within Sixty WSF SBIC, Sixty WSC, Sixty WSF, and within Sixty Management.

13)	The amounts shown represent the beneficial ownership of the Issuer’s securities by JPM SBIC and Sixty WSF SBIC, a portion of which may be deemed attributable to the reporting person because the reporting person is (i) the sole member of J.P. Morgan Capital Management Company, LLC ("JPM Management"), the general partner of JPM Management, the general partner of JPM Capital, the sole member of JPM Holdings, the sole member of JPM SBIC and (ii) the sole member of Sixty Wall Street Management Company, LLC ("Sixty WS Management"), the general partner of Sixty WSF, the parent of Sixty WSC, the general partner of Sixty WSF SBIC. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within JPM SBIC, JPM Holdings, JPM Capital, Sixty WSF SBIC, Sixty WSC, and within Sixty WSF.

14)	The amounts shown represent the beneficial ownership of the Issuer’s securities by JPM SBIC and Sixty WSF SBIC, a portion of which may be deemed attributable to the reporting person because the reporting person is (i) the general partner of J.P. Morgan Investment Partners, L.P. ("Investment Partners") which is (i) the sole member of JPM Management, the general partner of JPM Management, the general partner of JPM Capital, the sole member of JPM Holdings, the sole member of JPM SBIC and (ii) the sole member of Sixty WS Management, the general partner of Sixty WSF, the parent of Sixty WSC, the general partner of Sixty WSF SBIC. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within JPM SBIC, JPM Holdings, JPM Capital, Sixty WSF SBIC, Sixty WSC, and within Sixty WSF.